Exhibit 99.1

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma consolidated financial statements of National Oilwell Varco, Inc. have been derived from our historical consolidated financial statements and are being presented to give effect to the separation of NOW Inc. into an independent, publicly traded company. Effective with the filing of the National Oilwell Varco, Inc.’s Form 10-Q for the period ending June 30, 2014, NOW Inc. will be reported as a discontinued operation of National Oilwell Varco, Inc. The unaudited pro forma consolidated balance sheet has been prepared as though the separation of NOW Inc. occurred on March 31, 2014. The unaudited pro forma consolidated income statements have been prepared as though the separation of NOW Inc. occurred on January 1, 2011. Pro forma adjustments represent intercompany revenue and intercompany cost of revenue that were previously eliminated, but will be considered third party sales after the separation. Such transactions will continue after the separation. The following unaudited pro forma consolidated financial statements should be read in conjunction with our historical financial statements and accompanying notes.

The unaudited pro forma consolidated financial statements are for illustrative purposes only, and do not reflect what our financial position and results of operations would have been had the separation occurred on the dates indicated and are not necessarily indicative of our future financial position and future results of operations.

NATIONAL OILWELL VARCO, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

March 31, 2014

(In millions)

		Separation	Pro Forma
	Historical	of NOW Inc.	Adjustments	Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$3,688	$(175)	$—	$3,513
Receivables, net	5,310	(754)	—	4,556
Inventories, net	5,659	(839)	—	4,820
Costs in excess of billings	1,520	—	—	1,520
Deferred income taxes	325	(29)	—	296
Prepaid and other current assets	709	(29)	—	680

Total current assets	17,211	(1,826)	—	15,385
Property, plant and equipment, net	3,437	(104)	—	3,333
Deferred income taxes	479	(15)	—	464
Goodwill	8,875	(330)	—	8,545
Intangibles, net	4,953	(67)	—	4,886
Investment in unconsolidated affiliates	402	—	—	402
Other assets	123	(1)	—	122

Total assets	$35,480	$(2,343)	$—	$33,137

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,391	$(313)	$—	$1,078
Accrued liabilities	2,717	(100)	—	2,617
Billings in excess of costs	2,079	—	—	2,079
Accrued income taxes	484	(7)	—	477
Deferred income taxes	427	—	—	427

Total current liabilities	7,098	(420)	—	6,678
Long-term debt	3,149	—	—	3,149
Deferred income taxes	2,088	(17)	—	2,071
Other liabilities	353	(2)	—	351

Total liabilities	12,688	(439)	—	12,249

Commitments and contingencies
Stockholders’ equity:
Common stock—par value $.01; 1 billion shares authorized; 428,852,227 shares issued and outstanding at March 31, 2014	4	—	—	4
Additional paid-in capital	8,933	—	—	8,933
Accumulated other comprehensive income (loss)	(41)	17	—	(24)
Retained earnings	13,801	(1,921)	—	11,880

Total Company stockholders’ equity	22,697	(1,904)	—	20,793
Noncontrolling interests	95	—	—	95

Total stockholders’ equity	22,792	(1,904)	—	20,888

Total liabilities and stockholders’ equity	$35,480	$(2,343)	$—	$33,137

NATIONAL OILWELL VARCO, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

Three Months Ended March 31, 2014

(In millions, except per share data)

		Separation	Pro Forma
	Historical	of NOW Inc.	Adjustments		Pro Forma
Revenue	$5,777	$(1,077)	189	(a)	$4,889
Cost of revenue	4,381	(971)	189	(a)	3,599

Gross profit	1,396	(106)	—		1,290
Selling, general and administrative	535	(44)	—		491

Operating profit	861	(62)	—		799
Interest and financial costs	(26)	—	—		(26)
Interest income	4	—	—		4
Equity income in unconsolidated affiliates	10	—	—		10
Other income (expense), net	—	—	—		—

Income before income taxes	849	(62)	—		787
Provision for income taxes	260	(21)	—		239

Net income	589	(41)	—		548
Net income (loss) attributable to noncontrolling interests	—	—	—		—

Net income attributable to Company	$589	$(41)	$—		$548

Net income attributable to Company per share:
Basic	$1.38	$—	$—		$1.28

Diluted	$1.37	$—	$—		$1.28

Cash dividends per share	$0.26	$—	$—		$0.26

Weighted average shares outstanding:
Basic	428	—	—		428

Diluted	429	—	—		429

NATIONAL OILWELL VARCO, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

Three Months Ended March 31, 2013

(In millions, except per share data)

		Separation	Pro Forma
	Historical	of NOW Inc.	Adjustments		Pro Forma
Revenue	$5,307	$(1,072)	$141	(a)	$4,376
Cost of revenue	4,043	(975)	141	(a)	3,209

Gross profit	1,264	(97)	—		1,167
Selling, general and administrative	513	(39)	—		474

Operating profit	751	(58)	—		693
Interest and financial costs	(28)	—	—		(28)
Interest income	3	—	—		3
Equity income in unconsolidated affiliates	19	—	—		19
Other income (expense), net	(21)	(2)	—		(23)

Income before income taxes	724	(60)	—		664
Provision for income taxes	224	(19)	—		205

Net income	500	(41)	—		459
Net loss attributable to noncontrolling interests	(2)	—	—		(2)

Net income attributable to Company	$502	$(41)	$—		$461

Net income attributable to Company per share:
Basic	$1.18	$—	$—		$1.08

Diluted	$1.17	$—	$—		$1.08

Cash dividends per share	$0.13	$—	$—		$0.13

Weighted average shares outstanding:
Basic	426	—	—		426

Diluted	428	—	—		428

NATIONAL OILWELL VARCO, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

Year Ended December 31, 2013

(In millions, except per share data)

		Separation	Pro Forma		8-K
	Historical	of NOW Inc.	Adjustments		Pro Forma
Revenue	$22,869	$(4,296)	$648	(a)	$19,221
Cost of revenue	17,380	(3,911)	648	(a)	14,117

Gross profit	5,489	(385)	—		5,104
Selling, general and administrative	2,066	(161)	—		1,905

Operating profit	3,423	(224)	—		3,199
Interest and financial costs	(111)	—	—		(111)
Interest income	12	—	—		12
Equity income in unconsolidated affiliates	63	—	—		63
Other income (expense), net	(41)	2	—		(39)

Income before income taxes	3,346	(222)	—		3,124
Provision for income taxes	1,018	(75)	—		943

Net income	2,328	(147)	—		2,181
Net income attributable to noncontrolling interests	1	—	—		1

Net income attributable to Company	$2,327	$(147)	$—		$2,180

Net income attributable to Company per share:
Basic	$5.46	$—	$—		$5.12

Diluted	$5.44	$—	$—		$5.09

Cash dividends per share	$0.91	$—	$—		$0.91

Weighted average shares outstanding:
Basic	426	—	—		426

Diluted	428	—	—		428

NATIONAL OILWELL VARCO, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

Year Ended December 31, 2012

(In millions, except per share data)

		Separation	Pro Forma
	Historical	of NOW Inc.	Adjustments		Pro Forma
Revenue	$20,041	$(3,414)	$567	(a)	$17,194
Cost of revenue	14,702	(3,118)	567	(a)	12,151

Gross profit	5,339	(296)	—		5,043
Selling, general and administrative	1,782	(128)	—		1,654

Operating profit	3,557	(168)	—		3,389
Interest and financial costs	(49)	—	—		(49)
Interest income	10	—	—		10
Equity income in unconsolidated affiliates	58	—	—		58
Other income (expense), net	(71)	3	—		(68)

Income before income taxes	3,505	(165)	—		3,340
Provision for income taxes	1,022	(57)	—		965

Net income	2,483	(108)	—		2,375
Net loss attributable to noncontrolling interests	(8)	—	—		(8)

Net income attributable to Company	$2,491	$(108)	$—		$2,383

Net income attributable to Company per share:
Basic	$5.86	$—	$—		$5.61

Diluted	$5.83	$—	$—		$5.58

Cash dividends per share	$0.49	$—	$—		$0.49

Weighted average shares outstanding:
Basic	425	—	—		425

Diluted	427	—	—		427

NATIONAL OILWELL VARCO, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

Year Ended December 31, 2011

(In millions, except per share data)

		Separation	Pro Forma
	Historical	of NOW Inc.	Adjustments		Pro Forma
Revenue	$14,658	$(1,641)	$458	(a)	$13,475
Cost of revenue	10,161	(1,440)	458	(a)	9,179

Gross profit	4,497	(201)	—		4,296
Selling, general and administrative	1,560	(73)	—		1,487

Operating profit	2,937	(128)	—		2,809
Interest and financial costs	(40)	—	—		(40)
Interest income	18	—	—		18
Equity income in unconsolidated affiliates	46	—	—		46
Other income (expense), net	(39)	—	—		(39)

Income before income taxes	2,922	(128)	—		2,794
Provision for income taxes	937	(43)	—		894

Net income	1,985	(85)	—		1,900
Net loss attributable to noncontrolling interests	(9)	—	—		(9)

Net income attributable to Company	$1,994	$(85)	$—		$1,909

Net income attributable to Company per share:
Basic	$4.73	$—	$—		$4.52

Diluted	$4.70	$—	$—		$4.50

Cash dividends per share	$0.45	$—	$—		$0.45

Weighted average shares outstanding:
Basic	422	—	—		422

Diluted	424	—	—		424

NATIONAL OILWELL VARCO, INC.

NOTES UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(a)	Pro forma adjustments represent intercompany revenue and intercompany cost of revenue that were previously eliminated, but will be considered third party sales after the separation. Such transactions will continue after the separation.